SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report: May 17, 1999
(Date of earliest event reported)


               CAPCO America Securitization Corporation
             Commercial Mortgage Pass-Through Certificates
                            Series 1997-D7
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          (Exact Name of registrant as specified in its charter)

Delaware                     333-22133                13-3672336
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(State or Other Juris-       (Commission            (I.R.S. Employer
diction of Incorporation)     File Number)           Identification Number)


Two World Financial Center, Building B, New York, New York       10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:       212-667-9300
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               This Document contains exactly 195 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D7 issued pursuant to a Pooling and Servicing Agreement, dated as of September
11, 1998 (the "Pooling and Servicing Agreement"), by and among CAPCO America Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P. , as co-Servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the May 17, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

       (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.       Description



 5.1             99                Monthly distribution report pursuant to
                                   Section 4.2 of the Pooling and Servicing
                                   Agreement for the distribution on
                                   May 17, 1999


 5.2             99                Comparative Financial Status
                                   Report as of  05/11/99

                                   Delinquent Loan Status Report as of
                                   05/11/99

                                   REO Status Report as of 05/11/99

                                   Watch List as of  05/11/99

                                   Historical Loan Modification Report
                                   as of 05/11/99

                                   Historical Loss Estimate Report as of
                                   05/11/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         AMRESCO SERVICES, L.P., IN
                                         ITS CAPACITY AS SERVICER
                                         UNDER THE POOLING AND
                                         SERVICING AGREEMENT ON
                                         BEHALF OF CAPCO AMERICA SECURITIZATION
                                         CORPORATION, REGISTRANT





                                          By:  _________________
                                                  Daniel B. Kirby,
                                                  Senior Vice President


                                          By: __________________
                                                  Tom J. Bauer,
                                                  Vice President


Date:  May 21, 1999

                    EXHIBIT INDEX



                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.             Description


   5.1             99                  Monthly distribution report pursuant to
                                       Section 4.2 of the Pooling and Servicing
                                       Agreement for the distribution on
                                       May 17, 1999


   5.2            99                  Comparative Financial Status
                                      Report as of  05/11/99

                                      Delinquent Loan Status Report as of
                                      05/11/99

                                      REO Status Report as of 05/11/99

                                      Watch List as of  05/11/99

                                      Historical Loan Modification Report
                                      as of 05/11/99

                                      Historical Loss Estimate Report as of
                                      05/11/99